SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – October 16, 2006

TRIAD HOSPITALS, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-14695	75-2816101
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5800 Tennyson Parkway Plano, Texas	75024
(Address of Principal Executive Offices)	(Zip Code)

(214) 473-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 16, 2006, Triad Hospitals, Inc. (the “Company”) issued a press release announcing that its anticipated diluted earnings per share from continuing operations for the three months ended September 30, 2006 will be lower than expectations. The Company also announced that it is withdrawing its previously issued guidance for diluted earnings per share from continuing operations for 2006 and subsequent periods. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press release issued by Triad Hospitals, Inc. on October 16, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Triad Hospitals, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIAD HOSPITALS, INC.

By:	/s/ Rebecca Hurley
Rebecca Hurley Senior Vice President and General Counsel

Date: October 17, 2006

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Triad Hospitals, Inc. on October 16, 2006.